COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2023 (Unaudited)

		Shares	Value
COMMON STOCK	77.1%
COMMUNICATIONS—TOWERS	8.7%
American Tower Corp.		86,483	$17,671,936
Crown Castle, Inc.		67,556	9,041,695

			26,713,631

REAL ESTATE	68.4%
DATA CENTERS	8.6%
Digital Realty Trust, Inc.		155,364	15,273,835
Equinix, Inc.		15,455	11,143,673

			26,417,508

HEALTH CARE	8.1%
Healthcare Realty Trust, Inc., Class A		383,865	7,420,111
Welltower, Inc.		246,089	17,642,120

			25,062,231

HOTEL	1.0%
Host Hotels & Resorts, Inc.		180,731	2,980,254

HOTEL & RESORT REITS	0.4%
Xenia Hotels & Resorts, Inc.		94,908	1,242,346

INDUSTRIALS	11.5%
Americold Realty Trust, Inc.		210,861	5,998,995
BG LLH, LLC (Lineage Logistics)(a)		21,740	2,223,350
Prologis, Inc.(b)		219,047	27,330,494

			35,552,839

NET LEASE	8.3%
NETSTREIT Corp.(b)		100,044	1,828,804
Realty Income Corp.		247,251	15,655,933
Spirit Realty Capital, Inc.		119,672	4,767,733
VICI Properties, Inc.		103,888	3,388,827

			25,641,297

OFFICE	1.1%
Cousins Properties, Inc.		76,175	1,628,621
Highwoods Properties, Inc.		71,119	1,649,250

			3,277,871

RESIDENTIAL	16.1%
APARTMENT	8.2%
Apartment Income REIT Corp.		67,866	2,430,282

		Shares	Value
Camden Property Trust		46,505	$4,875,584
Mid-America Apartment Communities, Inc.		68,384	10,328,719
UDR, Inc.		189,607	7,785,263

			25,419,848

MANUFACTURED HOME	2.0%
Sun Communities, Inc.		42,411	5,974,862

SINGLE FAMILY	5.9%
American Homes 4 Rent, Class A		79,252	2,492,476
Invitation Homes, Inc.		507,023	15,834,328

			18,326,804

TOTAL RESIDENTIAL			49,721,514

SELF STORAGE	6.5%
Extra Space Storage, Inc.		56,501	9,205,708
Public Storage		36,348	10,982,185

			20,187,893

SHOPPING CENTERS	5.9%
COMMUNITY CENTER	1.6%
Kimco Realty Corp.		253,977	4,960,171

REGIONAL MALL	4.3%
Simon Property Group, Inc.		119,491	13,379,407

TOTAL SHOPPING CENTERS			18,339,578

SPECIALTY	0.5%
Lamar Advertising Co., Class A		16,425	1,640,693

TIMBER	0.4%
Weyerhaeuser Co.		40,389	1,216,921

TOTAL REAL ESTATE			211,280,945

TOTAL COMMON STOCK (Identified cost—$188,630,225)			237,994,576

PREFERRED SECURITIES—$25 PAR VALUE	9.3%
BANKS	1.2%
Bank of America Corp., 6.00%, Series GG(c)		24,869	612,026
Bank of America Corp., 5.375%, Series KK(c)		14,965	343,746
JPMorgan Chase & Co., 5.75%, Series DD(c)		25,000	622,750
JPMorgan Chase & Co., 4.75%, Series GG(c)		25,000	540,250
JPMorgan Chase & Co., 4.625%, Series LL(c)		22,843	482,444
KeyCorp., 6.20% to 12/15/27(c),(d)		6,000	133,980

		Shares	Value
Truist Financial Corp., 4.75%, Series R(c)		15,000	$317,850
Wells Fargo & Co., 4.25%, Series DD(c)		9,775	168,130
Wells Fargo & Co., 4.75%, Series Z(c)		18,400	353,464

			3,574,640

ELECTRIC	0.5%
CMS Energy Corp., 5.625%, due 3/15/78		5,162	125,179
CMS Energy Corp., 5.875%, due 10/15/78		17,000	410,210
CMS Energy Corp., 5.875%, due 3/1/79		20,000	485,800
DTE Energy Co., 5.25%, due 12/1/77, Series E		12,000	276,360
Southern Co./The, 4.95%, due 1/30/80, Series 2020		7,000	158,200

			1,455,749

FINANCIAL—INVESTMENT BANKER/BROKER	0.1%
Morgan Stanley, 6.375% to 10/15/24, Series I(c),(d)		15,000	369,450

INTEGRATED TELECOMMUNICATIONS SERVICES	0.5%
AT&T, Inc., 5.625%, due 8/1/67		19,118	476,229
AT&T, Inc., 5.00%, Series A(c)		18,000	407,880
AT&T, Inc., 4.75%, Series C(c)		18,000	382,860
United States Cellular Corp., 5.50%, due 6/1/70		21,378	364,923

			1,631,892

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series E(c),(d)		27,235	658,542

REAL ESTATE	6.7%
DATA CENTERS	1.0%
Digital Realty Trust, Inc., 5.85%, Series K(c)		16,005	371,476
Digital Realty Trust, Inc., 5.20%, Series L(c)		10,175	218,762
DigitalBridge Group, Inc., 7.15%, Series I(c)		74,794	1,434,549
DigitalBridge Group, Inc., 7.125%, Series J(c)		43,643	819,616
KKR Real Estate Finance Trust, Inc., 6.50%, Series A(c)		9,001	143,746

			2,988,149

DIVERSIFIED	0.9%
Armada Hoffler Properties, Inc., 6.75%, Series A(c)		53,000	1,107,170
EPR Properties, 5.75%, Series G(c)		16,472	275,741
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(c)		17,289	839,035
Urstadt Biddle Properties, Inc., 5.875%, Series K(c)		20,000	413,600

			2,635,546

HOTEL	1.2%
Pebblebrook Hotel Trust, 6.30%, Series F(c)		28,944	544,147

		Shares	Value
Pebblebrook Hotel Trust, 6.375%, Series G(c)		28,566	$531,899
Pebblebrook Hotel Trust, 5.70%, Series H(c)		24,000	391,200
RLJ Lodging Trust, 1.95%, Series A(c)		33,675	843,896
Summit Hotel Properties, Inc., 6.25%, Series E(c)		31,105	589,129
Summit Hotel Properties, Inc., 5.875%, Series F(c)		19,054	337,446
Sunstone Hotel Investors, Inc., 6.125%, Series H(c)		14,000	283,360
Sunstone Hotel Investors, Inc., 5.70%, Series I(c)		9,827	188,285

			3,709,362

INDUSTRIALS	0.3%
Rexford Industrial Realty, Inc., 5.875%, Series B(c)		15,000	341,250
Rexford Industrial Realty, Inc., 5.625%, Series C(c)		23,833	518,604

			859,854

NET LEASE	0.4%
Agree Realty Corp., 4.25%, Series A(c)		15,501	272,818
Spirit Realty Capital, Inc., 6.00%, Series A(c)		47,667	1,102,061

			1,374,879

OFFICE	0.6%
Arbor Realty Trust, Inc., 6.375%, Series D(c)		7,200	125,640
Brookfield Property Partners LP, 5.75%, Series A(c)		23,926	297,878
Brookfield Property Preferred LP, 6.25%, due 7/26/81		27,000	437,400
City Office REIT, Inc., 6.625%, Series A(c)		20,543	362,995
Hudson Pacific Properties, Inc., 4.75%, Series C(c)		28,000	280,000
Vornado Realty Trust, 5.25%, Series M(c)		6,815	92,139
Vornado Realty Trust, 5.25%, Series N(c)		22,545	293,085

			1,889,137

RESIDENTIAL	0.7%
APARTMENT	0.1%
Centerspace, 6.625%, Series C(c)		19,695	480,558

MANUFACTURED HOME	0.2%
Green Brick Partners, Inc., 5.75%, Series A(c)		6,230	114,632
UMH Properties, Inc., 6.375%, Series D(c)		18,731	409,834

			524,466

SINGLE FAMILY	0.4%
American Homes 4 Rent, 5.875%, Series G(c)		23,645	555,894

		Shares	Value
American Homes 4 Rent, 6.25%, Series H(c)		29,838	$724,765

			1,280,659

TOTAL RESIDENTIAL			2,285,683

SELF STORAGE	0.8%
National Storage Affiliates Trust, 6.00%, Series A(c)		15,031	345,863
Public Storage, 4.875%, Series I(c)		4,981	108,586
Public Storage, 4.70%, Series J(c)		268	5,781
Public Storage, 4.625%, Series L(c)		70,000	1,463,000
Public Storage, 4.00%, Series P(c)		33,847	625,154

			2,548,384

SHOPPING CENTERS—COMMUNITY CENTER	0.8%
Saul Centers, Inc., 6.125%, Series D(c)		39,100	840,259
Saul Centers, Inc., 6.00%, Series E(c)		21,465	475,450
SITE Centers Corp., 6.375%, Class A(c)		48,952	1,147,435

			2,463,144

TOTAL REAL ESTATE			20,754,138

UTILITIES	0.1%
Sempra Energy, 5.75%, due 7/1/79		9,984	247,004

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$33,359,193)			28,691,415

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	9.5%
BANKS	3.0%
Bank of America Corp., 6.10% to 3/17/25, Series AA(c),(d)		$567,000	557,265
Bank of America Corp., 6.125% to 4/27/27, Series TT(c),(d)		620,000	611,475
Bank of America Corp., 6.25% to 9/5/24, Series X(c),(d)		875,000	856,406
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series I(c),(d)		388,000	320,915
Citigroup, Inc., 4.00% to 12/10/25, Series W(c),(d)		900,000	797,625
Citigroup, Inc., 4.15% to 11/15/26, Series Y(c),(d)		400,000	328,000
Citigroup, Inc., 5.95% to 5/15/25, Series P(c),(d)		400,000	373,278
Citigroup, Inc., 6.25% to 8/15/26, Series T(c),(d)		430,000	412,800
Citigroup, Inc., 8.87% (3 Month US LIBOR + 4.068%), Series 0 (FRN)(c),(e)		430,000	427,850

		Principal Amount	Value
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(c),(d)		$400,000	$332,003
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(c),(d)		430,000	420,325
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(c),(d)		250,000	244,625
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(c),(d)		1,080,000	1,084,433
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(c),(d)		300,000	276,918
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(c),(d)		700,000	660,345
PNC Financial Services Group, Inc./The, 8.492% (3 Month US LIBOR + 3.678%), Series O (FRN)(c),(e)		125,000	123,738
Regions Financial Corp., 5.75% to 6/15/25, Series D(c),(d)		200,000	182,232
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(c),(d)		1,120,000	989,335
Wells Fargo & Co., 5.875% to 6/15/25, Series U(c),(d)		400,000	394,000

			9,393,568

BANKS—FOREIGN	2.1%
Banco Santander SA, 7.50% to 2/8/24 (Spain)(c),(d),(f),(g)		200,000	191,277
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(d)		200,000	203,847
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(c),(d),(g)		800,000	722,000
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(c),(d),(g),(h)		600,000	566,442
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)(c),(d),(g),(h)		800,000	767,760
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(c),(d),(g),(h)		300,000	279,625
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(c),(d),(g)		400,000	326,428
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(c),(d),(g)		600,000	519,597
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(c),(d),(g)		400,000	378,444
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(c),(d),(g)		800,000	744,256
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(c),(d),(g),(h)		800,000	748,500
Societe Generale SA, 9.375% to 11/22/27, 144A (France)(c),(d),(g),(h)		200,000	189,750
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)(d)		200,000	203,500
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(c),(d),(g),(h)		800,000	760,968

			6,602,394

COMMUNICATIONS—TOWERS	0.1%
American Tower Corp., 3.60%, due 1/15/28		267,000	250,674

		Principal Amount	Value
ELECTRIC	0.2%
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(d)		$535,000	$450,117

ELECTRIC—FOREIGN	0.1%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(d)		335,000	313,404

FINANCIAL	0.5%
CREDIT CARD	0.1%
American Express Co., 3.55% to 9/15/26(c),(d)		219,000	185,646

INVESTMENT BANKER/BROKER	0.4%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(c),(d)		500,000	394,375
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(c),(d)		1,250,000	1,020,650

			1,415,025

TOTAL FINANCIAL			1,600,671

INSURANCE	0.9%
LIFE/HEALTH INSURANCE	0.4%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144A(d),(h)		550,000	491,371
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(d)		300,000	295,761
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(d)		300,000	281,340

			1,068,472

LIFE/HEALTH INSURANCE—FOREIGN	0.1%
Dai-ichi Life Insurance Co., Ltd./The, 4.00% to 7/24/26, 144A (Japan)(c),(d),(h)		300,000	278,160

MULTI-LINE—FOREIGN	0.1%
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(d),(f)		400,000	375,616

PROPERTY CASUALTY	0.1%
Markel Corp., 6.00% to 6/1/25(c),(d)		350,000	336,191

PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(d),(f)		606,000	598,948

TOTAL INSURANCE			2,657,387

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.5%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(d)		800,000	632,600

		Principal Amount	Value
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(d),(f)		$700,000	$681,485
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(d)		300,000	298,828

			1,612,913

PIPELINES	0.2%
Energy Transfer LP, 6.50% to 11/15/26, Series H(c),(d)		200,000	176,500
Energy Transfer LP, 7.125% to 5/15/30, Series G(c),(d)		515,000	434,403

			610,903

PIPELINES—FOREIGN	0.2%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(d)		300,000	277,261
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(d)		340,000	325,900

			603,161

REAL ESTATE	1.4%
FINANCE	0.1%
Boston Properties LP, 2.45%, due 10/1/33		75,000	50,545
Tanger Properties LP, 2.75%, due 9/1/31		225,000	162,427

			212,972

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		100,000	73,455

INDUSTRIALS	0.0%
Agree LP, 4.80%, due 10/1/32		150,000	144,687

NET LEASE	0.2%
Essential Properties LP, 2.95%, due 7/15/31		200,000	147,091
VICI Properties LP, 5.125%, due 5/15/32		375,000	353,640
VICI Properties LP, 5.625%, due 5/15/52		200,000	180,323

			681,054

OFFICE	0.1%
Brandywine Operating Partnership LP, 7.55%, due 3/15/28		200,000	179,548
Vornado Realty LP, 2.15%, due 6/1/26		150,000	120,338

			299,886

RESIDENTIAL	0.1%
AvalonBay Communities, Inc., 5.00%, due 2/15/33		225,000	228,479

		Principal Amount	Value
RETAIL—FOREIGN	0.5%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(d),(h)		$600,000	$540,916
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(d),(h)		1,100,000	929,822

			1,470,738

SELF STORAGE	0.1%
Life Storage LP, 4.00%, due 6/15/29		300,000	275,913

SHOPPING CENTERS	0.3%
Kite Realty Group Trust, 4.75%, due 9/15/30		900,000	814,702

TOTAL REAL ESTATE			4,201,886

UTILITIES	0.3%
ELECTRIC	0.2%
NextEra Energy Capital Holdings, Inc., 5.00%, due 7/15/32		210,000	211,527
Sempra Energy, 4.125% to 1/1/27, due 4/1/52(d)		500,000	404,260

			615,787

ELECTRIC—FOREIGN	0.1%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(d)		400,000	320,564

TOTAL UTILITIES			936,351

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$32,341,049)			29,233,429

CORPORATE BONDS	1.8%
COMMUNICATIONS—TOWERS	0.1%
American Tower Corp., 5.65%, due 3/15/33		425,000	437,733

ELECTRIC	0.1%
American Electric Power Co., Inc., 5.75%, due 11/1/27		120,000	124,854
Southern California Edison Co., 5.85%, due 11/1/27		250,000	263,606

			388,460

ELECTRIC—FOREIGN	0.1%
Enel Finance International NV, 7.50%, due 10/14/32, 144A (Italy)(h)		200,000	223,055

		Principal Amount	Value
FINANCIAL—INVESTMENT BANKER/BROKER	0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, due 6/15/29, 144A(h)		$300,000	$217,174

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
AT&T, Inc., 2.875% to 3/2/25, Series B(c),(d)		500,000	503,615

REAL ESTATE	1.3%
DIVERSIFIED	0.2%
Necessity Retail REIT, Inc./The/ American Finance Operating Partner LP, 4.50%, due 9/30/28, 144A(h)		600,000	449,476
Spirit Realty LP, 3.40%, due 1/15/30		300,000	258,175

			707,651

FINANCE	0.2%
Boston Properties LP, 6.75%, due 12/1/27		105,000	103,993
Digital Realty Trust LP, 5.55%, due 1/15/28		170,000	169,518
Federal Realty Investment Trust, 2.75%, due 6/1/23		200,000	199,133

			472,644

NET LEASE	0.6%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27, 144A(h)		300,000	237,679
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30, 144A(h)		594,000	525,207
VICI Properties LP/VICI Note Co., Inc., 4.25%, due 12/1/26, 144A(h)		350,000	326,885
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27, 144A(h)		750,000	736,966

			1,826,737

OFFICE	0.1%
Hudson Pacific Properties LP, 5.95%, due 2/15/28		450,000	341,164

SHOPPING CENTERS	0.2%
Kimco Realty OP LLC, 4.125%, due 12/1/46		125,000	95,143
Simon Property Group LP, 5.50%, due 3/8/33		285,000	283,822
Simon Property Group LP, 5.85%, due 3/8/53		200,000	199,438

			578,403

TOTAL REAL ESTATE			3,926,599

TOTAL CORPORATE BONDS (Identified cost—$6,112,004)			5,696,636

		Ownership %*	Value
PRIVATE REAL ESTATE—OFFICE	1.2%
Legacy Gateway JV LLC, Plano, TX(i)		7.9%	$3,719,359

TOTAL PRIVATE REAL ESTATE (Identified cost—$3,297,270)			3,719,359

		Shares
SHORT-TERM INVESTMENTS	0.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 4.53%(j)		2,593,138	2,593,138

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,593,138)			2,593,138

PURCHASED OPTION CONTRACTS (Premiums paid—$8,496)	0.0%		4,050
TOTAL INVESTMENTS IN SECURITIES (Identified cost—$266,341,375)	99.7%		307,932,603
WRITTEN OPTION CONTRACTS (Premiums received—$316,641)	(0.1)		(348,567)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5		1,427,972
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.1)		(125,000)

NET ASSETS (Equivalent to $11.66 per share based on 26,501,796 shares of common stock outstanding)	100.0%		$308,887,008

Exchange-Traded Option Contracts

Purchased Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Paid	Value
Put — Equinix, Inc.	$600.00	5/19/23	9	$648,936	$8,496	$4,050

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Received	Value
Call — Extra Space Storage, Inc.	$170.00	6/16/23	(43)	$(700,599)	$(13,719)	$(27,095)
Call — Public Storage	320.00	6/16/23	(20)	(604,280)	(9,352)	(9,880)
Put — American Tower Corp.	180.00	4/21/23	(33)	(674,322)	(8,869)	(1,980)
Put — Digital Realty Trust, Inc.	90.00	5/19/23	(59)	(580,029)	(17,253)	(14,160)
Put — Equinix, Inc.	580.00	5/19/23	(18)	(1,297,872)	(11,349)	(5,961)
Put — Invitation Homes, Inc.	30.00	5/19/23	(183)	(571,509)	(27,188)	(18,117)
Put — Prologis, Inc.	115.00	5/19/23	(51)	(636,327)	(13,493)	(11,016)
Put — Prologis, Inc.	105.00	5/19/23	(48)	(598,896)	(8,991)	(4,080)
Put — Medical Properties Trust, Inc.	10.00	7/21/23	(1,059)	(870,498)	(206,427)	(256,278)
			(1,514)	$(6,534,332)	$(316,641)	$(348,567)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	USD 519,166	EUR 477,596	4/4/23	$(1,213)
Brown Brothers Harriman	EUR 477,596	USD 507,553	4/4/23	(10,400)
Brown Brothers Harriman	EUR 477,239	USD 519,580	5/3/23	1,173
				$(10,440)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*

Ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures. Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.

(a)

Restricted security. Aggregate holdings equal 0.7% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937. Security value is determined based on significant unobservable inputs (Level 3).

(b)	All or a portion of the security is pledged in connection with written option contracts. $2,575,439 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Security converts to floating rate after the indicated fixed-rate coupon period.
(e)	Variable rate. Rate shown is in effect at March 31, 2023.
(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,847,326 which represents 0.6% of the net assets of the Fund, of which 0.0% are illiquid.

(g)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $6,195,047 or 2.0% of the net assets of the Fund.

(h)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $8,269,756 which represents 2.7% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Security value is determined based on significant unobservable inputs (Level 3).
(j)	Rate quoted represents the annualized seven-day yield.
(k)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued by at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RFI Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

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NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of March 31, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Industrials	$33,329,489	$—	$2,223,350	[a]	$35,552,839
Other Industries	202,441,737	—	—		202,441,737
Preferred Securities—$25 Par Value	28,691,415	—	—		28,691,415
Preferred Securities—Capital Securities	—	29,233,429	—		29,233,429
Corporate Bonds	—	5,696,636	—		5,696,636
Private Real Estate—Office	—	—	3,719,359	[b]	3,719,359
Short-Term Investments	—	2,593,138	—		2,593,138
Purchased Option Contracts	4,050	—	—		4,050

Total Investments in Securities(c)	$264,466,691	$37,523,203	$5,942,709		$307,932,603

Forward Foreign Currency Exchange Contracts	$—	$1,173	$—		$1,173

Total Derivative Assets(c)	$—	$1,173	$—		$1,173

Forward Foreign Currency Exchange Contracts	$—	$(11,613)	$—		$(11,613)
Written Option Contracts	(315,511)	(33,056)	—		(348,567)

Total Derivative Liabilities(c)	$(315,511)	$(44,669)	$—		$(360,180)

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

(c)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Private Real Estate—Office
Balance as of December 31, 2022	$2,048,995	$3,705,013
Change in unrealized appreciation (depreciation)	174,355	14,346

Balance as of March 31, 2023	$2,223,350	$3,719,359

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2023 which were valued using significant unobservable inputs (Level 3) amounted to $188,701.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 31, 2023	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock— Real Estate—Industrials	$ 2,223,350	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple	22.5x	Increase
Private Real Estate— Office	$ 3,719,359	Discounted Cash Flow	Discount Rate Terminal Capitalization Rate	7.50% 6.50%	Decrease Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the three months ended March 31, 2023:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$649,956	$5,748,359	$508,258

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)	Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end.